EXHIBIT 24.2

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                January 25, 2007

      The undersigned, being all the Directors of Residential Asset Securities Corporation, a Delaware corporation (the "Corporation"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Corporation:

      RESOLVED, that the President,  the Chief Financial Officer, the Treasurer,
                the Directors and other officers specifically authorized by the Board of Directors in writing in their capacities as such be, and they hereby are, authorized to sign on behalf of the Corporation, a Registration Statement constituting a filing on Form S-3 with respect to the registration of an additional $1,000,000 of Mortgage Asset-Backed and Manufactured Housing Contract Pass-Through Certificates (the "Certificates") (such registration statement, in the form in which it was executed and to be filed on or about February 9, 2007, together with any amendment (the "Pre-Effective Amendment") thereto which shall be subsequently executed and filed, in order to effect the registration of up to an additional $60,000,000,000 of Mortgage Pass-Through Certificates, including any and all exhibits thereto, is hereby called the "Registration Statement"); and the President, Chief Executive Officer, Chief Financial Officer, Treasurer, Controller, any Executive Vice President, any Senior Vice President, any Vice President and any other officer specifically authorized by the Board of Directors in writing
                (the "Authorized Officers") or the Secretary is hereby authorized to cause the same to be filed with the Securities and Exchange Commission in accordance with the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Commission's rules and regulations thereunder;

      RESOLVED, that the  Authorized  Officers  be, and they  hereby  are,  also authorized to sign on behalf of the Corporation and cause to be filed such amendments and supplements to the Registration Statement, including, without limitation, the financial statements and schedules, exhibits and forms of Prospectus and Prospectus Supplements (the "Prospectus" and "Prospectus Supplements," respectively) required as a part thereof, which such Authorized Officers in their sole discretion find necessary or desirable in order to effect the registration and takedown therefrom;

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      RESOLVED, that  the  President,   the  Chief  Financial   Officer  or  the
                Controller  be,  and each of them,  with full  authority  to act
                without  the  others,   hereby  is,   authorized   to  sign  the
                Registration  Statement and any  amendments to the  Registration
                Statement  on  behalf  of  the   Corporation  as  the  principal
                executive officer, the principal financial officer and the principal accounting officer of the Corporation;

      RESOLVED, that the Authorized  Officers of the Corporation and its counsel be, and each of them, with full authorization to act without the others, hereby is, authorized to appear on behalf of the Corporation before the Securities and Exchange Commission in connection with any matter relating to the Registration Statement and to any amendment thereto;

      RESOLVED, that the  Authorized  Officers and the Directors be, and each of them, with full authority to act without the others, hereby is, authorized to execute, in the name and on behalf of the Corporation, a Power of Attorney, constituting and appointing Lisa R. Lundsten and Diane Wold the attorneys-in-fact and agents of the Corporation, with full power to act without the others, to sign the Registration Statement (including any Pre-Effective Amendment) and any and all amendments thereto, with power appropriate to affix the corporate seal of the Corporation and to attest said seal, to file the Registration Statement (including any Pre-Effective Amendment) and each amendment so signed with all exhibits thereto with the Securities and Exchange Commission;

      RESOLVED, that  the   President  and  Chief   Executive   Officer  of  the
                Corporation, is hereby designated to act on behalf of the Corporation as the agent for service of process in connection with the Registration Statement (including any Pre-Effective Amendment) and authorized to receive notices and communications from the Securities and Exchange Commission in connection with the Registration Statement and any amendments thereto;

      RESOLVED, that the  Authorized  Officers,  the  Secretary or any Assistant
                Secretary of the Corporation be, and each of them with full authority to act without the others, hereby is, authorized and directed in the name and on behalf of the Corporation to take any and all action that he or she may deem necessary or advisable in order to obtain a permit, register or qualify the Certificates for issuance and sale or to request an exemption from registration of the Certificates, to register or obtain a license for the Corporation as a dealer or broker under the securities laws of such of the states of the United States of America or other jurisdictions, including (but not limited to) Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and


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                instruments  as may be  deemed by such  officer  to be useful or advisable to be filed, and that the Board of Directors hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuer's covenants, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments if (i) in the opinion of the officer of the Corporation so acting the adoption of such resolutions is necessary or advisable and (ii) the Secretary of the Corporation evidences such adoption by filing with this Unanimous Written Consent copies of such resolutions, which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in this Unanimous Written Consent as part of this resolution with the same force and effect as if included herein, and that
                the  Authorized   Officers,   the  Secretary  or  any  Assistant
                Secretary of the Corporation take any and all further action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Corporation;

      RESOLVED, that it is in the best  interests  of the  Corporation  that the
                Certificates be qualified or registered for sale in various states, that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation and its counsel are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Certificates as said Authorized Officers, the Secretary or any Assistant Secretary may deem advisable, that said Authorized Officers, Secretary or any Assistant Secretary are hereby authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, and the execution by such Authorized Officers, Secretary or any Assistant Secretary of any such paper or document or the performance by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and ratification by the Corporation of the papers and documents to be executed and the action so taken;

      RESOLVED, that (i) the  establishment  of the trust fund for any series (a
                "Series") of Certificates (the "Trust Fund"), (ii) the issuance and sale of the Certificates of such Series, with such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in the Registration Statement, the Prospectus and Prospectus Supplement and any Private Placement Memorandum (a "Private Placement Memorandum") relating to such Series and (iii) the conveyance to the Trust Fund of mortgage loans having approximate aggregate principal amounts equal to the aggregate principal amounts of the Certificates that constitute such Series, in return for such Certificates or


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                other good and valuable  consideration,  are hereby  approved by the Corporation;

      RESOLVED, that  (i)  the  proposed  form  and  terms  of the  Pooling  and
                Servicing Agreement or Trust Agreement, Custodial Agreement or any other similar or related agreement, document or instrument for any Series of Certificates (together, the "Offering Documents") (as described in the Registration Statement and the Prospectus, Prospectus Supplement and any Private Placement Memorandum (if applicable) relating to such Series) are hereby approved by the Corporation and (ii) the Authorized Officers be, and each of them hereby is, authorized to execute and deliver the Offering Documents, generally in the form constituting a part of the Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

      RESOLVED, that the  preparation of any Prospectus,  Prospectus  Supplement and any Private Placement Memorandum relating to the Certificates of a Series and the use of such Prospectus Supplement and Prospectus and any Private Placement Memorandum in connection with the sale of the Certificates offered thereby is hereby approved;

      RESOLVED, that  the  proposed  form  and  terms  of  any   Assignment  and
                Assumption Agreement or any similar agreement, document or instrument relating to the sale of mortgage loans by Residential Funding Company, LLC ("RFC") to the Corporation, and as described in the Registration Statement, the Prospectus and Prospectus Supplement and any Private Placement Memorandum (if applicable) for any Series (each, an "Assignment and Assumption Agreement"), are hereby approved by the Corporation, and each of the Authorized Officers is and shall be authorized to execute and deliver on behalf of the Corporation any such Assignment and Assumption Agreement, generally in a form constituting part of the Registration Statement or previously executed by the Corporation between RFC and the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

      RESOLVED, that the proposed form and terms of any  Underwriting  Agreement or similar agreement among one or more underwriters, RFC and the Corporation, as described in the Registration Statement and any Prospectus and Prospectus Supplement for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Underwriting
                Agreement, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;


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      RESOLVED, that the  proposed  form and  terms of any  Purchase  Agreement,
                Placement Agreement or similar agreement among one or more purchasers or placement agents, RFC and the Corporation, as described in the Private Placement Memorandum for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Purchase Agreement or Placement Agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

      RESOLVED, that any  Insurance  Agreement,  Letter  of  Credit  or  similar agreement for any Series, among the Corporation, the insurer and others, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

      RESOLVED, that any Indemnification Agreement or similar agreement for any Series, among the Corporation, the insurer and others, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

      RESOLVED, that each  Authorized  Officer  is  authorized  to  request  the
                Trustee under the applicable Articles and Sections of the Offering Documents to authenticate, or cause the Certificate Registrar to authenticate, the Certificates of any Series and to deliver the same in accordance with the orders of the Corporation;

      RESOLVED, that, upon such request,  the execution of the  Certificates for such Series by the Trustee under the Offering Documents and their authentication by the Trustee or the Certificate Registrar is authorized by the Corporation, and each Authorized Officer is authorized to, upon receipt of the purchase price for the Certificates stated in any Underwriting Agreement, Purchase Agreement, Placement Agreement (each an "Underwriting Agreement," "Purchase Agreement" and "Placement Agreement," respectively) or any similar agreement to be paid to the Corporation, deliver, or cause to be delivered, the related Certificates in accordance with the terms of such agreement;

      RESOLVED, that any class or classes of  Certificates of any Series created and issued under any Offering Documents are hereby authorized to be sold pursuant to any Underwriting Agreement, Purchase Agreement or Placement Agreement, or any similar agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized


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                Officers may deem necessary or advisable,  either at the time of issuance or thereafter, including for the purpose of creating a new Series of Certificates;

      RESOLVED, that  execution of any  agreement,  instrument or document by an
                Authorized Officer of the Corporation pursuant to these resolutions shall constitute conclusive evidence of the approval of, and of that Authorized Officer's authority to execute, such agreement, instrument or document;

      RESOLVED, that the  Authorized  Officers,  the  Secretary or any Assistant
                Secretary of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the Authorized Officers, the Secretary or any Assistant Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions;

      RESOLVED, that the  Authorized  Officers,  the  Secretary,  any  Assistant
                Secretary of the Corporation or any attorney-in-fact of the Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the Corporation to any agreement, instrument or document executed pursuant to any of the foregoing resolutions by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof; and

      RESOLVED, that any  actions  of the  Board of  Directors,  the  Authorized
                Officers, the Secretary or any Assistant Secretary of the Corporation in furtherance of the purposes of the foregoing resolutions, whether taken before or after the adoption or effectiveness of these resolutions, are hereby approved, confirmed, ratified and adopted.

      This Consent may be executed in counterpart, each of which shall constitute an original, and all of which, taken together, constitute one and the same original; and facsimile signatures of this Consent shall be deemed to constitute original signatures.

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      IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous
Written Consent this 25th day of January, 2007.

/s/ David M. Applegate                           /s/ David M. Bricker
-------------------------------                  -------------------------------
David M. Applegate                               David M. Bricker


/s/ James N. Young
-------------------------------
James N. Young

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                       Certificate of Assistant Secretary

      I further certify that I am the Assistant Secretary of Residential Asset Securities Corporation ("RASC"), organized under the laws of the State of Delaware, hereby certify that the resolutions approved and adopted by the Board of Directors of the Corporation pursuant to a Unanimous Written Consent of Directors in Lieu of Meeting of Board of Directors dated January 25, 2007, have not been revoked, amended, supplemented, modified or superseded and are in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 9th day of February, 2007.

                                            /s/ Julianne M. Linder
                                            ------------------------------------
                                            Julianne M. Linder
                                            Assistant Secretary